SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2012

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

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Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 236-5211

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 20, 2012, First PacTrust Bancorp, Inc. filed a Current Report on Form 8-K to report under Item 2.01 the completion of its acquisition of Gateway Bancorp, which occurred on August 17, 2012. This amendment is being filed to restate the information previously provided under Item 2.01 of the original Form 8-K and to include the financial information required by Item 9.01 of Form 8-K.

Item 2.01.   Completion of Acquisition or Disposition of Assets

 On August 17, 2012 (the “Closing Date”), First PacTrust Bancorp, Inc. (the “Company”) completed its previously announced acquisition of Gateway Bancorp, the holding company for Gateway Business Bank, pursuant to the Stock Purchase Agreement, dated as of June 3, 2011, as amended on November 28, 2011, February 24, 2012, June 30, 2012 and July 31, 2012 (as amended, the “Purchase Agreement”), by and among the Company, Gateway Bancorp, each of the stockholders of Gateway Bancorp (the “Sellers”) and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative).  On the Closing Date, the Company acquired from the Sellers all of the outstanding shares of the common stock of Gateway Bancorp for an aggregate purchase price of $15.5 million in cash, and thereafter Gateway Bancorp merged with and into the Company, with the Company as the surviving entity.

The foregoing description of the Purchase Agreement and the transactions related thereto does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and all amendments thereto, which are filed as Exhibits 2.1 – 2.5 hereto and are incorporated herein by reference.

The press release issued by the Company announcing the completion of its acquisition of Gateway Bancorp is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired

The audited consolidated financial statements of Gateway Bancorp and subsidiary as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 are filed as Exhibit 99.2.

The unaudited consolidated balance sheet as of June 30, 2012, unaudited consolidated statements of operations, comprehensive income (loss) and cash flows for the six months ended June 30, 2012 and 2011 and unaudited consolidated statement of stockholders’ equity for the six months ended June 30, 2012 of Gateway Bancorp and subsidiary are filed as Exhibit 99.3.

The audited financial statements of Beach Business Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 are filed as Exhibit 99.4.

The unaudited statement of financial condition as of June 30, 2012, unaudited statements of income, comprehensive income and cash flows for the six months ended June 30, 2012 and 2011 and unaudited statements of changes in shareholders’ equity for the year ended December 31, 2011 and the six months ended June 30, 2012 of Beach Business Bank are filed as Exhibit 99.5.

(b) Pro forma financial information

The required unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2012 and the unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 are filed as Exhibit 99.6.  The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(d) Exhibits

Exhibit Number	Description

2.1
Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 9, 2011 and incorporated herein by reference).

2.2
Amendment No. 1, dated as of November 28, 2011, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 1, 2011 and incorporated herein by reference).

2.3
Amendment No. 2, dated as of February 24, 2012, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 28, 2012 and incorporated herein by reference).

2.3
Amendment No. 3, dated as of June 30, 2012, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 2, 2012 and incorporated herein by reference).

2.4
Amendment No. 4, dated as of July 31, 2012, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 2, 2012 and incorporated herein by reference).

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP.

23.2	Consent of Vavrinek, Trine, Day & Co., LLP.

99.1	Press release dated August 20, 2012 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 20, 2012 and incorporated herein by reference).

99.2
Audited consolidated financial statements of Gateway Bancorp and subsidiary as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.3
Unaudited consolidated balance sheet as of June 30, 2012, unaudited consolidated statements of operations, comprehensive income (loss) and cash flows for the six months ended June 30, 2012 and 2011 and unaudited consolidated statement of stockholders’ equity for the six months ended June 30, 2012 of Gateway Bancorp and subsidiary (filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K/A filed on September 17, 2012 and incorporated herein by reference).

99.4
Audited financial statements of Beach Business Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.5
Unaudited statement of financial condition as of June 30, 2012, unaudited statements of income, comprehensive income and cash flows for the six months ended June 30, 2012 and 2011 and unaudited statements of changes in shareholders’ equity for the year ended December 31, 2011 and the six months ended June 30, 2012 of Beach Business Bank (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on September 17, 2012 and incorporated herein by reference).

99.6
Unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2012 and unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: November 2, 2012	By:	/s/ Richard Herrin
Richard Herrin
Executive Vice President, Chief Administrative officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1
Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 9, 2011 and incorporated herein by reference).

2.2
Amendment No. 1, dated as of November 28, 2011, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 1, 2011 and incorporated herein by reference).

2.3
Amendment No. 2, dated as of February 24, 2012, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 28, 2012 and incorporated herein by reference).

2.3
Amendment No. 3, dated as of June 30, 2012, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 2, 2012 and incorporated herein by reference).

2.4
Amendment No. 4, dated as of July 31, 2012, to Stock Purchase Agreement, dated as of June 3, 2011, by and among the Company, Gateway Bancorp, each of the Sellers and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers’ Representative) (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 2, 2012 and incorporated herein by reference).

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP.

23.2	Consent of Vavrinek, Trine, Day & Co., LLP.

99.1	Press release dated August 20, 2012 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 20, 2012 and incorporated herein by reference).

99.2
Audited consolidated financial statements of Gateway Bancorp and subsidiary as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.3
Unaudited consolidated balance sheet as of June 30, 2012, unaudited consolidated statements of operations, comprehensive income (loss) and cash flows for the six months ended June 30, 2012 and 2011 and unaudited consolidated statement of stockholders’ equity for the six months ended June 30, 2012 of Gateway Bancorp and subsidiary (filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K/A filed on September 17, 2012 and incorporated herein by reference).

99.4
Audited financial statements of Beach Business Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.5
Unaudited statement of financial condition as of June 30, 2012, unaudited statements of income, comprehensive income and cash flows for the six months ended June 30, 2012 and 2011 and unaudited statements of changes in shareholders’ equity for the year ended December 31, 2011 and the six months ended June 30, 2012 of Beach Business Bank (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on September 17, 2012 and incorporated herein by reference).

99.6
Unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2012 and unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 (filed herewith).